Exhibit 99.1

Investor Contact:	Adam Hanan
(615) 443-9887

Media Contact:	Heidi Pearce
(615) 235-4135

CRACKER BARREL ANNOUNCES UPSIZING AND PRICING OF $300 MILLION

PRIVATE OFFERING OF CONVERTIBLE SENIOR NOTES DUE 2030

LEBANON, Tenn. – June 10, 2025 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL), today announced the upsizing and pricing of its offering of $300.0 million aggregate principal amount of 1.75% convertible senior notes due 2030 (the “notes”) in a private offering only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the notes to be issued in the offering was increased to $300.0 million from the previously announced $275.0 million. Cracker Barrel also granted the initial purchasers of the notes an option to purchase, for delivery within a period of 13 days from, and including, the date the notes are first issued, up to an additional $45.0 million aggregate principal amount of notes. The issuance and sale of the notes are scheduled to settle on or about June 13, 2025, subject to customary closing conditions.

The notes will be senior, unsecured obligations of Cracker Barrel and will accrue interest at a rate of 1.75% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2026. The notes will mature on September 15, 2030, unless earlier converted, repurchased or redeemed. Before March 15, 2030, the notes will be convertible by the noteholders only under certain circumstances and during certain periods, and irrespective of those circumstances, will be convertible by the noteholders on or after March 15, 2030 until the close of business on the second scheduled trading day immediately preceding the maturity date. The initial conversion rate will be 13.8455 shares of Cracker Barrel’s common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $72.23 per share of Cracker Barrel’s common stock, which represents a premium of approximately 32.5% over the last reported sale of $54.51 per share of Cracker Barrel’s common stock on June 10, 2025). The conversion rate is subject to adjustment upon the occurrence of certain events. Cracker Barrel will settle conversions by paying or delivering, as applicable, cash and, if applicable, shares of its common stock at Cracker Barrel’s election, based upon the then-applicable conversion rate.

The notes will also be redeemable, in whole or in part, for cash at Cracker Barrel’s option at any time on or after September 15, 2028 and on or before the 30th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Cracker Barrel’s common stock exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a “fundamental change” (as defined in the indenture for the notes) occurs, then, subject to a limited exception, noteholders may require Cracker Barrel to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Cracker Barrel estimates that the net proceeds from the offering will be approximately $290.1 million (or approximately $333.9 million if the initial purchasers fully exercise their option to purchase additional notes), after deducting the initial purchasers’ discounts and commissions and Cracker Barrel’s estimated offering expenses. Cracker Barrel intends to use approximately $14.3 million (or approximately $16.5 million if the initial purchasers fully exercise their option to purchase additional notes) of the net proceeds from this offering to pay the cost of entering into the capped call transactions described below. In addition, Cracker Barrel intends to use approximately $145.9 million of the net proceeds to repurchase $150.0 million aggregate principal amount of its outstanding 0.625% convertible senior notes due 2026 (the “2026 convertible notes”) (the “2026 convertible notes”) concurrently with the offering of the notes in separate, privately negotiated transactions effected through one of the initial purchasers of the notes or its affiliate, as Cracker Barrel’s agent. Cracker Barrel intends to use any remaining net proceeds for general corporate purposes, which may include the redemption or repayment of any of Cracker Barrel’s existing outstanding indebtedness, including indebtedness outstanding under its revolving credit facility.

In connection with the pricing of the notes, Cracker Barrel entered into privately negotiated capped call transactions with certain of the initial purchasers and/or their respective affiliates and certain other financial institutions (the “option counterparties”). The capped call transactions are generally intended to reduce or offset potential dilution to Cracker Barrel’s common stock upon any conversion of the notes and/or offset any cash payments that Cracker Barrel may be required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap initially equal to approximately $87.22 (which represents a premium of 60.0% over the last reported sale of $54.51 per share of Cracker Barrel’s common stock on June 10, 2025), and is subject to customary antidilution adjustments. If the initial purchasers exercise their option to purchase additional notes, then Cracker Barrel expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties.

Cracker Barrel has been advised that in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Cracker Barrel’s common stock and/or enter into various derivative transactions with respect to Cracker Barrel’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Cracker Barrel’s common stock or the notes at that time. The option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Cracker Barrel’s common stock and/or purchasing or selling Cracker Barrel’s common stock or other securities of Cracker Barrel in secondary market transactions following the pricing of the notes and prior to maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes or following any repurchase of the notes by Cracker Barrel on any fundamental change repurchase date, any redemption date, or any other date on which Cracker Barrel retires the notes if it elects to terminate the relevant portion of the capped call transactions).

In connection with the issuance of the 2026 convertible notes, Cracker Barrel entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) and warrant transactions (the “existing warrant transactions” and, together with the existing convertible note hedge transactions, the “existing call spread transactions”) with certain of the initial purchasers and other financial institutions (the “existing option counterparties”). In connection with the repurchases of Cracker Barrel’s 2026 convertible notes concurrently with the offering of the notes, Cracker Barrel may enter into agreements with the existing option counterparties concurrently with or shortly after the pricing of this offering to unwind a portion of the existing call spread transactions in a notional amount corresponding to the principal amount of any 2026 convertible notes repurchased. In addition, Cracker Barrel may enter into agreements with the existing option counterparties concurrently with or shortly after the pricing of this offering to unwind a portion of the existing warrant transactions with respect to a number of shares of Cracker Barrel’s common stock equal to the notional shares underlying any 2026 convertible notes repurchased. In connection with the termination of these transactions, and the related unwinding of the existing hedge positions of the existing option counterparties with respect to such transactions, Cracker Barrel expects that the existing option counterparties or their respective affiliates may purchase or sell shares of its common stock in the open market and/or enter into or unwind various derivative transactions with respect to its common stock concurrently with or shortly after the pricing of the notes.

The potential effect, if any, of these transactions and activities on the market price of Cracker Barrel’s common stock or the notes will depend in part on market conditions and cannot be ascertained at this time, but any of these activities could adversely affect the value of Cracker Barrel’s common stock, which could affect the ability to convert the notes, the value of the notes and the amount of cash and the number of and value of the shares of Cracker Barrel’s common stock, if any, holders would receive upon conversion of the notes.

The offer and sale of the notes, and any shares of Cracker Barrel’s common stock issuable upon conversion of the notes, have not been, and will not be, registered under the Securities Act or any state securities laws and, unless so registered, may not be offered, transferred or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) is on a mission to bring craveable, delicious homestyle food and unique retail products to all guests while serving up memorable, distinctive experiences that make everyone feel welcome. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate approximately 660 company-owned Cracker Barrel Old Country Store® locations in 43 states and own the fast-casual Maple Street Biscuit Company.

Forward-Looking Statements

This press release includes forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including statements regarding the completion of the offering, the intended use of the net proceeds and the effects of entering into, the capped call transactions, as well as terminating the existing call spread transactions. These and similar statements regarding events or results which the Company expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the Company’s actual results and performance to differ materially from those expressed or implied by such statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Cracker Barrel believes the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, and those discussed or described in this report or in information incorporated by reference into this report, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain or the effects of plans intended to improve operational or marketing execution and performance, including the Company’s strategic transformation plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue the Company’s operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance the Company’s indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology, disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors, or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to the Company’s environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to us; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to us to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that Cracker Barrel may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America, and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statement made by the Company in this press release or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. Cracker Barrel may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding its ability to effectively apply the net proceeds as described above.